EXHIBIT (j)(1)

                           CONSENT OF ROPES & GRAY LLP

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 37 to the Registration Statement of the BB&T Funds on Form N-1A under the Securities Act of 1933, as amended.

                                                  /s/ ROPES & GRAY LLP

Washington, D.C.
April 29, 2004

                                      C-34